UMH PROPERTIES, INC.

Juniper Business Plaza

3499 Route 9 North, Suite 3-C

Freehold, NJ 07728

(732) 577-9997

Fax: (732) 577-9980

FOR IMMEDIATE RELEASE	January 27, 2017

	Contact:	Nelli Madden
732-577-9997

UMH PROPERTIES, INC. ANNOUNCES TAX TREATMENT FOR 2016 DISTRIBUTION

FREEHOLD, NJ, JANUARY 27, 2017……UMH Properties, Inc. (NYSE:UMH) today announced the tax treatment of its 2016 distributions. The following tables summarize, for income tax purposes, the nature of cash distributions paid to stockholders of UMH’s common and preferred shares during the calendar year ended December 31, 2016.

Common - CUSIP 903002103

Shown as Dollars ($)
Payment Date	Distributions Per Share	Non-Qualifying Ord. Income (1a)	Total Long- Term Capital Gain (2a)	Unrecaptured Sec. 1250 Gain (2b)	Return of Capital (3)
3/15/16	$0.180000	$0.023873	$0.003562	$0.000000	$0.152565
6/15/16	$0.180000	$0.023873	$0.003562	$0.000000	$0.152565
9/15/16	$0.180000	$0.023873	$0.003562	$0.000000	$0.152565
12/15/16	$0.180000	$0.023873	$0.003562	$0.000000	$0.152565
TOTAL	$0.720000	$0.095492	$0.014248	$0.000000	$0.610260

Shown as a Percentage (%)
Payment Date	Distributions Per Share	Non-Qualifying Ord. Income (1a)	Total Long- Term Capital Gain (2a)	Unrecaptured Sec. 1250 Gain (2b)	Return of Capital (3)
3/15/16	$0.180000	13.263021%	1.978910%	0%	84.758069%
6/15/16	$0.180000	13.263021%	1.978910%	0%	84.758069%
9/15/16	$0.180000	13.263021%	1.978910%	0%	84.758069%
12/15/16	$0.180000	13.263021%	1.978910%	0%	84.758069%
TOTAL	$0.720000	13.263021%	1.978910%	0%	84.758069%

P a g e | 2

8.25% Series A Cumulative Redeemable Preferred - CUSIP 903002202

Shown as Dollars ($)
Payment Date	Distributions Per Share	Non-Qualifying Ord. Income (1a)	Total Long- Term Capital Gain (2a)	Unrecaptured Sec. 1250 Gain (2b)	Return of Capital (3)
3/15/16	$0.515625	$0.448680	$0.066945	$0.000000	$0.000000
6/15/16	$0.515625	$0.448680	$0.066945	$0.000000	$0.000000
9/15/16	$0.515625	$0.448680	$0.066945	$0.000000	$0.000000
12/15/16	$0.515625	$0.448680	$0.066945	$0.000000	$0.000000
TOTAL	$2.062500	$1.794720	$0.267780	$0.000000	$0.000000

Shown as a Percentage (%)
Payment Date	Distributions Per Share	Non-Qualifying Ord. Income (1a)	Total Long- Term Capital Gain (2a)	Unrecaptured Sec. 1250 Gain (2b)	Return of Capital (3)
3/15/16	$0.515625	87.016673%	12.983327%	0%	0.000000%
6/15/16	$0.515625	87.016673%	12.983327%	0%	0.000000%
9/15/16	$0.515625	87.016673%	12.983327%	0%	0.000000%
12/15/16	$0.515625	87.016673%	12.983327%	0%	0.000000%
TOTAL	$2.062500	87.016673%	12.983327%	0%	0.000000%

8.0% Series B Cumulative Redeemable Preferred - CUSIP 903002301

Shown as Dollars ($)
Payment Date	Distributions Per Share	Non-Qualifying Ord. Income (1a)	Total Long- Term Capital Gain (2a)	Unrecaptured Sec. 1250 Gain (2b)	Return of Capital (3)
3/15/16	$0.724660	$0.630575	$0.094085	$0.000000	$0.000000
6/15/16	$0.500000	$0.435083	$0.064917	$0.000000	$0.000000
9/15/16	$0.500000	$0.435083	$0.064917	$0.000000	$0.000000
12/15/16	$0.500000	$0.435083	$0.064917	$0.000000	$0.000000
TOTAL	$2.224660	$1.935824	$0.288836	$0.000000	$0.000000

Shown as a Percentage (%)
Payment Date	Distributions Per Share	Non-Qualifying Ord. Income (1a)	Total Long- Term Capital Gain (2a)	Unrecaptured Sec. 1250 Gain (2b)	Return of Capital (3)
3/15/16	$0.724660	87.016673%	12.983327%	0%	0.000000%
6/15/16	$0.500000	87.016673%	12.983327%	0%	0.000000%
9/15/16	$0.500000	87.016673%	12.983327%	0%	0.000000%
12/15/16	$0.500000	87.016673%	12.983327%	0%	0.000000%
TOTAL	$2.224660	87.016673%	12.983327%	0%	0.000000%

P a g e | 3

DIVIDEND REINVESTMENT PLAN DISCOUNTS

Common - CUSIP 903002103

DISCOUNT DATE	FAIR MARKET VALUE ($)	DISCOUNT PRICE ($)	DISCOUNT ON D/R ($)
1/15/2016	9.265	9.125	0.140
2/16/2016	9.295	8.875	0.420
3/15/2016	9.845	9.750	0.095
4/15/2016	9.775	9.375	0.400
5/16/2016	9.915	9.500	0.415
6/15/2016	10.515	10.000	0.515
7/15/2016	12.095	11.750	0.345
8/15/2016	12.060	11.625	0.435
9/15/2016	11.600	11.125	0.475
10/17/2016	11.695	11.125	0.570
11/15/2016	13.195	12.625	0.570
12/15/2016	13.390	12.750	0.640

Shareholders are encouraged to consult with their tax advisors as to the specific tax treatment of the distributions they received from the Company.

UMH Properties, Inc., which was organized in 1968, is a public equity REIT that owns and operates 106 manufactured home communities with approximately 19,300 developed homesites. These communities are located in New Jersey, New York, Ohio, Pennsylvania, Tennessee, Indiana, and Michigan. In addition, the Company owns a portfolio of REIT securities.

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